Ener1

Energy Storage Solutions

Safe Harbor Statement

- This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management's expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel's ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; EnerDel's ability to deliver prototype, production samples and finished product to electric vehicle customers; the estimated future sales for EnerDel's EV batteries; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1's history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1's annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Profile

Symbol	AMEX: HEV
Corporate HQ	Fort Lauderdale, FL
Stock Price : 52 week range	$6.35 : $1.33 - $9.34
Shares Outstanding	100 MM
Market Capitalization	$635 MM
Average Volume (3mths)	134,597
Insider & Management Ownership	65%
Institutional Ownership	18%
Full-time employees	100
Fiscal Year	Dec. 31
Accounting Firm	Malone & Bailey

Why Electrification?

Political & Industry Tailwinds

Corporate Average Fuel Economy (CAFE) standards to be raised by 40% from 27mpg to 35mpg by 2020

"We'll introduce 16 new hybrid vehicles over the next four years, an average of one every three months"

— RICHARD WAGONER, Chairman & CEO General Motors Corp - CES, January 2008

"The time for the mass market zero emission car has come"

— CARLOS GHOSN, CEO of Renault & Nissan - The Economist, May 2008

HEV Planned Production


Toyota Prius


Lexus RX 400h


Lexus GS 450h


Honda Civic

- 13 HEV models in 2007
- projected >75 models by 2011

... all major OEMs are working on a Li-on battery

EVs vs. ICEs

1. Energy efficiency

Electric motors convert 75% of the chemical energy from the batteries to power the wheels—internal combustion engines (ICEs) only convert 20% of the energy stored in gasoline

2. Environmentally friendly

EVs emit no tailpipe pollutants, although the power plant producing the electricity may emit them. Electricity from nuclear, hydro, solar, or wind-powered plants causes no air pollutants

3. Reduce energy dependence

Electricity is a domestic energy source

HEVs - the first step...

- Hybrid-electric vehicles combine the benefits of gasoline engines and electric motors to provide improved fuel economy
- The engine provides most of the vehicle's power, and the electric motor provides additional power when needed, such as for accelerating and passing. This allows a smaller, more-efficient engine to be used
- The electric power for the motor is generated from regenerative braking and from the gasoline engine, so hybrids don't have to be "plugged in" to an electrical outlet to recharge

...to PHEVs & EVs

<u>Plug-in hybrid electric vehicles (PHEVs)</u>
can be charged with electricity like pure electric vehicles and run under engine power like hybrid electric vehicles. The combination offers increased driving range with potentially large fuel and cost savings, emissions reductions and other benefits


Battery Recharge Plug
(Not to Scale)
Fuel Tank
Electric
Battery Pack
Power Electronics
Electric Motor

Source: U.S. Department of Energy

NiMH vs. Li-ion

EnerDel Li-ion vs NiMH HEV Pack

- > 50% reduction in size
- > 35% reduction in weight
- x 2 available power
- x 2 available density
- COST EFFICIENCY


EnerDel
Lithium Power Systems

Differentiated Chemistry

LTO/LMO Cell Design - Advantages

- safety
- high power - HEVs
- cold cranking
- excellent C-rate
- prismatic - thermal
- prismatic - packaging


EnerDel

Cylindrical vs. Prismatic Cell Design

commercial li-on cells







30A Continuous Discharge Competitors 2.3Ah Cell

66.7ºC

EnerDel cells







80A Continuous Discharge Competitors 2Ah Cell

33ºC

HEV Chemistry - USABC Classifications

Cathode Group	Group A (Nickel Base)	Group B (Iron Base)	Group C (Mn Base)	Group C-1 (Mn Base) -PHEV / EV	Group C-2 (Mn Base) -HEV
Cathode	LiNixCoxO	LiFePO4	LiMn2O4	LiMn2O4	LiMn2O4
Anode	Graphite	Graphite	Graphite	Hard Carbon	LTO
Advantage	Capacity	Safety? Cost	Cost Power	High Power Longevity Low Temp Safety	High Power Longevity Low Temp Safety Cold temp.
Disadvantage	Safety Price Cold temp.	High Temp. Voltage Cold temp.	High Temp. Longevity Cold temp.	Energy Efficiency	Slightly Lower Energy
Company				EnerDel	EnerDel

Severe Cycle Life Test Under High Temp.



2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Capacity (Ah)
55°C
5°C charge
5°C discharge
100% DOD
0
500
1000
1500
2000
2500
3000
Cycle Number

Performance Under Different Temperatures


Voltage (V)
Time (s)
75% DOD
50% DOD
25% DOD
% of 30°C Capacity
-30°C
0°C
30°C
55°C
Test Temperature

1. High power and full discharge capacity at low temperatures
2. Left side - cold crank at various states of discharge
3. Right side - over 90% of capacity over wide temp. range

End-to-End Solutions Provider

End-to-End Solutions Provider

i.e. HEV	i.e. EV
Cell: 5Ah 2.5V	20Ah 3.7V
Module: 5Ah 60V	120Ah 30V
Pack: 5Ah 120V	120Ah 240V
0.6 kWh	**28 kWh**


EnerDel

Indianapolis Production Facility

Established 2004


75 employees


92,000 sq ft

capacity: 300k battery packs per year

Manufacturing





Cell Manufacturing to Systems Integration

Manufacturing Process



Electrode Coating



Cell Assembly


EnerDel

Sealing



Formation and Testing



Modules



Pack Assembly

Strategic Relationships

Strategic Partners

USABC

Development & Supply

Argonne NATIONAL LABORATORY

Research

DELPHI Driving Tomorrow's Technology

Systems Electronics

ITOCHU

Material Development



Think Global -
Development & Supply

USABC Shortlist

Contract Developer	Focus Chemistry	Main Factory Location
EnerDel	LMO / LTO	USA
Johnson Control / Saft	LNO / Graphite	France
A123 Systems	FePO4 / Graphite	China
Compact Power	LMO / Graphite	Korea

Ener1, Inc. - Patents

ENERDEL HAS 33 U.S. PATENTS, 10 FOREIGN PATENTS, 92 PENDING PATENT APPLICATIONS - ALL RELATING TO THE LITHIUM-ION BATTERY OR RELATED TECHNOLOGIES

MAJORITY OF THESE PATENTS DERIVED FROM DELPHI WHICH WERE ISSUED PRIOR TO ENERDEL BEING FORMED

ENERDEL'S PATENTS ARE DIVERSE, COVERING NOT ONLY CELL CHEMISTRY, BUT CELL MECHANICS, CELL MANUFACTURING PROCESSES & PACK MANAGEMENT SYSTEMS

Corporate Profile

Corporate Structure

EnerDel
Lithium Power Systems

Our lithium battery company is developing batteries to improve the cost, performance & fuel efficiency of hybrid vehicles

EnerFuel

Our fuel cell company is developing technologies & products that advance the safety, reliability & performance of fuel cells

NanoEner
TECHNOLOGIES

Our nanotechnology company is developing new, cutting-edge methods of material deposition & thin films

Ener1

EnerDel Japan is working on material & cell chemistry & manufacturing processes for lithium batteries

Strategic Planning: EnerDel

Primary Focus	Secondary Market	Future Market
		
automotive:	specialty:	industrial:
HEV, PHEV, and EV	aviation, aerospace, military or government	energy storage, mass transit & consumer

PRESENTATION SUMMARY

1. MARKET DYNAMICS & INDUSTRY TAILWINDS
* Demand vs. Supply
Abating Climate Change, Alliance Bernstein - $150B p.a.

2. ENERDEL CHEMISTRY DIFFERENTIATION
* Safety, Cost, Performance
Department of Energy Report, ANL Test Results

3. END-TO-END SOLUTIONS PROVIDER - AUTO FOCUS
* Battery Management Systems Expertise & Built-out US Manufacturing capacity for lithium-ion batteries for the automotive industry

4. VALUE OF STRATEGIC PARTNERSHIPS
* Argonne, Delphi, USABC, ITOCHU, Think Global

FINANCIAL SUMMARY

1. CASH BURN
2. REVENUE VISIBILITY - $70MM NEXT 2 YEARS
3. SCALE UP OF HEV CRITICAL TO EV
4. PROJECTED REVENUES - POTENTIAL REVENUE UPSIDE
5. FCF POSITIVE BY 2010 (ASSUMING ONE MAJOR CONTRACT & NO TUCK-IN ACQUISITIONS)
6. FULLY FUNDED TO Q3 2009 (WITHOUT ADDITIONAL FUNDING FROM WARRANTS)

MANAGEMENT

Charles Gassenheimer, Chairman

Peter Novak, CEO & Founder

Naoki Ota, Chief Operating Officer

Ulrik Grape, EVP Global Sales

Rex Hodge, CEO of EnerFuel

Gerard Herlihy, CFO